Eugene M Egeberg
Certified Public Accountant
2400 Boston Street, Suite 102
Baltimore, Maryland  21224
(410) 218-1711

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S REPORT

To the Board of Directors of
Dolat Ventures, Inc.
(An Exploration Stage Company)
New York, NY

We have audited the accompanying consolidated balance sheets of Dolat Ventures, Inc. (the “Company”) as of February 28, 2012 and the related consolidated statements of operation, stockholders' equity (deficit), and cash flows for the year ended February 28, 2011 and for the period from April 13, 2006 (inception) through February 28, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Dolat Ventures, Inc. as of February 28, 2011, and the results of its operations and its cash flows for the year ended February 28, 2011 and for the period from April 13, 2006 (inception) through February 28, 2012 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company's absence of significant revenues, recurring losses from operations, and its need for additional financing in order to fund its projected losses in 2013 raise substantial doubt about its ability to continue as a Going Concern. The 2011 consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Eugene M Egeberg, CPA
Baltimore, MD
29 June 2012